UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05802)

Exact name of registrant as specified in charter:	Putnam Pennsylvania Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2009

Date of reporting period: June 1, 2008 — November 30, 2008

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Pennsylvania Tax Exempt Income Fund

FUND SYMBOL (CLASS A SHARES): PTEPX

11|30|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Pennsylvania
Tax Exempt
Income Fund

11| 30| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management.	18
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders.	25
Financial statements	26

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments last July. He also serves as a Trustee. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

Respectfully yours,

About the fund
Seeking a high level of tax-free income for Pennsylvania investors

Municipal bonds finance important public projects such as schools, roads, and hospitals, and can help investors keep more of their investment income. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and local income taxes. While the stated yields on municipal bonds are usually lower than those on taxable bonds, state tax exemption is a powerful advantage because state income tax can erode investment income significantly. And the sheer size of the Pennsylvania municipal bond market provides a wide array of investment opportunities.

Putnam Pennsylvania Tax Exempt Income Fund seeks to capitalize on investment opportunities by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved, including credit risk, interest-rate risk, and the risk that the bond will be prepaid. The managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the managers monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund’s shareholders.

The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2008.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal securities may finance a range of projects in your community and thus play a key role in its development.

Performance snapshot

Average annual total return (%) comparison as of 11/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Thalia Meehan

Thank you,Thalia, for talking with us today about what has been a tumultuous six months for the fixed-income markets. How has this affected the municipal bond market?

The past six months have been a historically challenging time for nearly all markets, including municipal bonds. Several factors related to the subprime-lending crisis contributed to an increase in volatility for municipal bonds during the period. Forced selling by hedge funds and investment banks in order to raise capital and cover losses put pressure on municipal bonds. These factors added up to an environment in which all investment-grade asset classes, including municipal bonds, underperformed U.S. Treasuries.

How did Putnam PennsylvaniaTax Exempt Income Fund perform?

In these rough markets, the fund continued to outperform its peers; however, the fund did post a negative return for the period. For the six months ended November 30, 2008, the fund returned –6.48%, outperforming its Lipper class, Pennsylvania Municipal Debt Funds, which returned

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 19.

–9.22% . The fund simultaneously lagged its benchmark, the Barclays Capital Municipal Bond Index, which returned –4.98% . The national benchmark tracks the performance of a broad range of municipal bonds.

The final months of the period were particularly tumultuous. Please describe what happened with municipal bonds during that time.

The municipal bond market endured one of its worst months in September. As the credit crisis grew, tax-exempt bonds underperformed U.S. Treasuries significantly as investors avoided all asset classes with any credit risk. In addition, forced selling of hedge fund positions and the rumored potential liquidation of American International Group’s [AIG] estimated $50 billion to $60 billion municipal bond portfolio continued to weigh on the market.

During the period, dealer liquidity became more constrained with the historic bankruptcy of Lehman Brothers, the exit of UBS from the institutional market, and the purchase of Merrill Lynch by Bank of America. Lastly, we saw a temporary lack of primary market supply as municipal bond issuers delayed new issuance due to market conditions. Because new issues typically help establish pricing in the marketplace, as dealers delayed pricing new issues, secondary market liquidity was negatively affected. All of these issues put downward pressure on municipal bond prices, further hurting asset class performance.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 11/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

How did you position the portfolio in light of these ongoing issues?

We decided to remain cautious, continuing to focus on keeping the fund’s overall credit quality high. The fund’s shorter-maturity positions helped performance as the yield curve steepened and prices on shorter-term instruments held up better than longer-maturity bonds. Security selection in the insured sector also aided relative performance. At the beginning of the period, nearly all insured bonds traded in a relatively tight range. As concerns rose about monoline insurers [companies that insure issuers of municipal debt], there was growing differentiation in quality among insured issues. Our positioning within insured issues aided performance relative to our peers.

Any notable contributors and detractors?

High-quality, short-maturity bonds benefited as investors sought out quality during the period. As the yield curve steepened and shorter-maturity issues outperformed their longer-maturity counterparts, the fund’s positions in these types of bonds outperformed on a relative basis. Bonds with high coupon rates also helped performance. Prerefunded bonds fit this description because they generally have shorter maturities and they’re almost always backed by either the U.S. Treasury or other governmental agencies. In addition, many prerefunded bonds carry higher coupon rates because they’re older bonds. Examples of holdings in our fund that fell into this category included Pennsylvania State

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or prerefunded status and may differ from the summary information below.

Public School Building Authority (Philadelphia School District) revenue bonds.

As for holdings that hurt performance, any bond with a long maturity, regardless of credit quality, suffered as the yield curve steepened and lower-rated instruments were punished when investors fled from perceived risk. Examples of this in the fund’s portfolio include Puerto Rico Aqueduct and Sewer Authority revenue bonds, which have longer maturities and lower credit ratings. Tobacco settlement bonds Children’s Trust Fund of Puerto Rico also detracted. Tobacco settlement bonds are secured by the income stream from tobacco companies’ lawsuit settlement obligations to individual states and generally offer higher yields than bonds of comparable quality. The tobacco sector, however, underperformed as investors began a flight to quality credit. Because the market for tobacco bonds is large and relatively liquid, investors who wanted to trim credit exposure sold these liquid bonds first, which put pressure on the sector as a whole.

I N  T H E  N E W S

The National Bureau of Economic Research (NBER) recently determined that U.S. economic activity peaked in December 2007. The peak marks the end of the expansion that began in November 2001 and the beginning of a recession. NBER defines a recession as a significant decline in economic activity that is spread across the economy and that lasts for more than a few months. Indicators of this decline are seen in data tracking income, employment levels, industrial production, and sales. Compared with expansions, however, most recessions are brief. On average, the seven recessions since 1960 have lasted 11 months, versus 64 months for expansions. The recent expansion lasted 73 months, according to NBER, while the previous expansion of the 1990s lasted 120 months.

What is your outlook for the municipal bond market?

Investors have seen the Federal Reserve [the Fed] dramatically inject liquidity into the markets and the government take other unprecedented steps to aid the economy and free up credit markets. However, it is important to understand that the effects of many of the changes will take time. In our view, markets are likely to remain volatile in the near term — particularly with the lingering concerns over state budgets and monoline insurers.

Despite the current market environment, we see two key reasons why municipal bond funds remain particularly attractive. The first is future income tax rates. We believe that income tax rates are unlikely to fall from here and may even rise with the Obama administration in the White House, given that the Bush tax cuts are scheduled to sunset in 2010. This may cause municipal bonds to become an even more attractive asset class relative to taxable fixed income.

Second, the overall credit quality of the municipal asset class remains strong. The fund has benefited from having a bias for higher-quality holdings in the portfolio. We believe that many areas of the municipal bond market have been oversold by risk-averse investors, creating unique opportunities for the fund to add highly rated bonds paying unusually high yields.

Lastly, I’d like to add that in these turbulent credit markets, investors should understand that Putnam’s deep research capability is making a difference for them every day. As confidence in the public ratings agencies is called into question, the in-depth, independent research of a large, integrated team like ours cannot be overemphasized.

Thank you,Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.35%	5.13%	4.61%	4.61%	4.56%	4.56%	4.99%	4.81%	5.36%

10 years	38.54	33.05	29.98	29.98	28.44	28.44	34.47	30.11	38.82
Annual average	3.31	2.90	2.66	2.66	2.53	2.53	3.01	2.67	3.33

5 years	10.06	5.68	6.58	4.77	6.07	6.07	8.46	4.89	10.28
Annual average	1.94	1.11	1.28	0.94	1.19	1.19	1.64	0.96	1.98

3 years	2.34	–1.80	0.28	–2.45	0.07	0.07	1.34	–1.93	2.55
Annual average	0.77	–0.60	0.09	–0.82	0.02	0.02	0.44	–0.65	0.84

1 year	–5.12	–8.95	–5.75	–10.31	–5.78	–6.69	–5.39	–8.42	–4.93

6 months	–6.48	–10.27	–6.80	–11.38	–6.86	–7.78	–6.73	–9.73	–6.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 11/30/08

	Barclays Capital Municipal	Lipper Pennsylvania Municipal Debt
	Bond Index	Funds category average*

Annual average (life of fund)	5.93%	5.31%

10 years	49.91	29.78
Annual average	4.13	2.61

5 years	13.59	4.53
Annual average	2.58	0.86

3 years	5.05	–2.51
Annual average	1.65	–0.91

1 year	–3.61	–8.88

6 months	–4.98	–9.22

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/08, there were 59, 56, 48, 48, 45, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/08

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.181559		$0.153759	$0.147067	$0.169318		$0.190991

Capital gains [2]	—		—	—	—		—

Total	$0.181559		$0.153759	$0.147067	$0.169318		$0.190991

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

5/31/08	$9.00	$9.38	$8.99	$9.00	$9.01	$9.31	$9.00

11/30/08	8.24	8.58	8.23	8.24	8.24	8.52	8.24

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.41%	4.23%	3.76%	3.61%	4.12%	3.98%	4.63%

Taxable equivalent [4]	7.00	6.71	5.97	5.73	6.54	6.32	7.35

Current 30-day SEC yield [5,6]
(with expense limitation)	N/A	3.90	3.42	3.26	N/A	3.66	4.28

Taxable equivalent [4]	N/A	6.19	5.43	5.17	N/A	5.81	6.79

Current 30-day SEC yield [6]
(without expense limitation	N/A	3.89	3.41	3.25	N/A	3.64	4.27

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 37.00% federal and state combined tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.29%	5.07%	4.55%	4.55%	4.49%	4.49%	4.93%	4.75%	5.30%

10 years	37.54	32.02	28.90	28.90	27.42	27.42	33.35	29.11	37.85
Annual average	3.24	2.82	2.57	2.57	2.45	2.45	2.92	2.59	3.26

5 years	8.56	4.28	5.07	3.29	4.49	4.49	6.82	3.38	8.79
Annual average	1.66	0.84	0.99	0.65	0.88	0.88	1.33	0.67	1.70

3 years	0.90	–3.17	–1.15	–3.84	–1.46	–1.46	–0.07	–3.38	1.14
Annual average	0.30	–1.07	–0.38	–1.30	–0.49	–0.49	–0.02	–1.14	0.38

1 year	–5.87	–9.66	–6.59	–11.10	–6.72	–7.62	–6.23	–9.23	–5.64

6 months	–6.16	–9.92	–6.48	–11.06	–6.55	–7.46	–6.29	–9.35	–5.95

Fund’s annual operating expenses For the fiscal year ended 5/31/08

	Class A	Class B	Class C	Class M	Class Y†

Net expenses*	0.90%	1.53%	1.68%	1.18%	0.68%

Total annual fund operating expenses	0.91	1.54	1.69	1.19	0.69

* Reflects Putnam Management’s decision to contractually limit expenses through 5/31/09.

† Expenses for class Y shares (added 1/2/08) are based on class A shares excluding distribution (12b-1) fees for the last fiscal year.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Pennsylvania Tax Exempt Income Fund from June 1, 2008, to November 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.27	$7.31	$8.04	$5.62	$3.20

Ending value (after expenses)	$935.20	$932.00	$931.40	$932.70	$936.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2008, use the following calculation method. To find the value of your investment on June 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.46	$7.64	$8.39	$5.87	$3.35

Ending value (after expenses)	$1,020.66	$1,017.50	$1,016.75	$1,019.25	$1,021.76

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized expense ratio	0.88%	1.51%	1.66%	1.16%	0.66%

Average annualized expense
ratio for Lipper peer group*	0.88%	1.51%	1.66%	1.16%	0.66%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Pennsylvania Tax Exempt
Income Fund	29%	15%	8%	16%	17%

Lipper Pennsylvania Municipal Debt
Funds category average	24%	21%	23%	18%	18%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on May 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 11/30/08.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available.Those measures are weighted and averaged to produce the fund’s Morningstar Risk.The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved.The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund’s Portfolio Managers are Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2008, and November 30, 2007.

Trustee and Putnam employee fund ownership

As of November 30, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds
Trustees	$35,000	$30,000,000

Putnam employees	$21,000	$342,000,000

Other Putnam funds managed by the Portfolio Managers

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Managers of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Mas-sachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Municipal Fund*, Putnam Municipal Opportunities Trust, Putnam Tax-Free High Yield Fund, and Putnam Managed Municipal Income Trust.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

* Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules
and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The

Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 62nd percentile in management fees and in the 62nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel —but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Pennsylvania Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	15th

Three-year period	36th

Five-year period	32nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 57, 51, and 51 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Pennsylvania Municipal Debt Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008 were 22%, 23%, and 20%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 12th out of 56, 11th out of 48, and 9th out of 45 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of
shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www. putnam.com, and on the SEC’s Web site, www. sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 11/30/08 (Unaudited)

Key to abbreviations
AGO Assured Guaranty, Ltd.	FRN Floating Rate Notes
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
Cmnwlth. of PR Gtd. Commonwealth of Puerto	GNMA Coll. Government National Mortgage
Rico Guaranteed	Association Collateralized
CIFG CIFG Assurance North America, Inc.	G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company
FHLMC Coll. Federal Home Loan Mortgage	Radian Insd. Radian Group Insured
Corporation Collateralized	VRDN Variable Rate Demand Notes
FNMA Coll. Federal National Mortgage	XLCA XL Capital Assurance
Association Collateralized

MUNICIPAL BONDS AND NOTES (97.8%)*	Rating**	Principal amount	Value

Guam (0.5%)
Territory of GU, Econ. Dev. & Comm. Auth. Rev.
Bonds (Tobacco Settlement)
5 5/8s, 6/1/47	BBB+/F	$250,000	$175,080
5 1/4s, 6/1/32	BBB+/F	790,000	641,986

			817,066
Pennsylvania (87.8%)
Allegheny Cnty., G.O. Bonds, Ser. C-61, AGO,
5s, 12/1/23	AAA	1,210,000	1,152,876

Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 6s, 10/15/38	Baa3	945,000	719,372
(Duquesne U.), 5s, 3/1/33	A2	1,000,000	857,790

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB	1,095,000	617,284
(Children’s Hosp.), MBIA, 5 3/8s, 7/1/17
(Prerefunded)	AA	2,450,000	2,668,173

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.)
6s, 1/15/14	Baa1	2,555,000	2,566,446
Ser. A, 5.6s, 9/1/30	Baa1	500,000	381,505

Allegheny Cnty., Redev. Auth. Tax Increment
Rev. Bonds (Waterfront), Ser. B, 6.4s, 12/15/18
(Prerefunded)	A–/F	1,200,000	1,314,180

Allegheny Cnty., Sanitation Auth. Swr. Rev.
Bonds, MBIA
5 1/2s, 12/1/30 (Prerefunded)	AA	1,695,000	1,805,006
5 1/2s, 12/1/30	AA	305,000	293,343

Allentown, Coml. & Indl. Dev. VRDN (Diocese
of Allentown), 1.75s, 12/1/29	Aa2	2,200,000	2,200,000

Beaver Cnty., Indl. Dev. Auth. Poll. Control VRDN
(First Energy Generation), 1.00s, 4/1/41	VMIG1	1,000,000	1,000,000

Berks Cnty., Muni. Auth. Rev. Bonds
(Albright College), 5 3/8s, 10/1/28	Ba1	735,000	540,593

Bucks Cnty., Cmnty. College Auth. Rev. Bonds
(College Bldg.), 5s, 6/15/28	Aa1	1,000,000	959,050

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(Pennswood Village), 6s, 10/1/34 (Prerefunded)	AAA/P	$1,000,000	$1,118,140
AMBAC, 5 1/2s, 9/15/17 #	Baa1	1,000,000	1,038,270

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A, 5.4s, 1/1/15	BB/P	240,000	207,487

Burrell, PA School Dist. G.O. Bonds, Ser. A, FSA,
5s, 7/15/25	Aa3	1,000,000	968,140

Butler, Area School Dist. G.O. Bonds,
5 1/4s, 10/1/26	A	1,500,000	1,455,960

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	935,000	940,919

Catasauqua, Area School Dist. G.O. Bonds, FSA,
5s, 2/15/26	AAA	1,000,000	960,880

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Jenners Pond, Inc.), 7 5/8s, 7/1/34 (Prerefunded)	AAA/P	500,000	591,380

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A, 5.45s, 1/1/21	BBB+	335,000	269,377
(Presbyterian Homes Oblig.), Ser. A, 5.15s, 1/1/18	BBB+	730,000	606,601
(Diakon Lutheran Ministries), 5s, 1/1/36	BBB+/F	500,000	316,060

Dauphin Cnty., G.O. Bonds, AMBAC, 5.1s,
11/15/18 (Prerefunded)	AA	1,010,000	1,085,245

Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
(Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24	A3	1,000,000	974,070

Delaware Cnty., College Auth. Rev. Bonds
(Neumann College), 6 1/4s, 10/1/38	BBB	75,000	58,304
(Neumann College), 6s, 10/1/30	BBB	325,000	258,651
(Haverford College), 5 3/4s, 11/15/25	Aa2	1,000,000	1,019,480
(Neumann College), 5 1/8s, 10/1/11	BBB	1,000,000	989,400

Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	1,200,000	1,108,740

Delaware River Joint Toll Bridge Rev. Bonds, 5 1/4s,
7/1/20 (Prerefunded)	A2	1,130,000	1,256,876

Delaware River Joint Toll Bridge Comm. Rev. Bonds,
Ser. A, MBIA, 5s, 7/1/27	AA	1,000,000	933,760

Delaware Valley, Regl. Fin. Auth. Rev. Bonds, Ser. B,
AMBAC, 5.7s, 7/1/27	Aa2	3,030,000	3,121,233

East Stroudsburg, Area School Dist. G.O. Bonds,
FSA, 5s, 9/1/27	Aa3	1,500,000	1,433,100

Eastern York, School Dist. G.O. Bonds, Ser. A, FSA,
5s, 9/1/25	Aa3	1,100,000	1,064,767

Easton, Area School Dist. FRN, Ser. 05, FSA,
7 1/2s, 4/1/21	Aa3	1,000,000	1,151,710

Economy, Muni. Auth. Swr. Rev. Bonds, FSA,
5s, 12/15/28	AAA	2,665,000	2,470,162

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Mercyhurst
College), 5.35s, 3/15/28	BBB	1,000,000	726,100

Erie-Western PA Port Auth. Rev. Bonds,
6 1/4s, 6/15/10	BB+/F	310,000	310,136

Exeter Twp., School Dist. G.O. Bonds, MBIA, FGIC,
5s, 5/15/23	A1	1,000,000	964,080

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Harrisburg, Wtr. Auth. Rev. Bonds, 5 1/8s, 7/15/28	A3	$1,000,000	$876,310

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26 (Prerefunded)	AAA/P	1,500,000	1,653,210
(Lancaster Gen. Hosp.), Ser. A, 5s, 3/15/26	Aa3	1,000,000	862,610

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	A1	1,000,000	904,470

Langhorne Manor Boro., Higher Edl. & Hlth.
Auth. Rev. Bonds (Woods Svcs.), Radian Insd.,
5.1s, 11/15/21	BBB+	1,285,000	1,135,632

Latrobe, Indl. Dev. Auth. Rev. Bonds (St. Vincent
College), 5.7s, 5/1/31	Baa1	1,500,000	1,150,605

Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network)
Ser. A, 5 1/4s, 7/1/32	A1	2,750,000	2,241,250
FSA, 5 1/4s, 7/1/16	Aa3	1,950,000	2,039,388

Lehigh Cnty., Gen. Purpose Hosp. Rev. Bonds
(Lehigh Valley Hlth. Network), Ser. A, FSA,
5s, 7/1/25	AAA	1,360,000	1,267,928

Luzerne Cnty., Indl. Dev. Auth. VRDN,
0.78s, 11/1/26	A–1+	1,000,000	1,000,000

Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono
Med. Ctr.), 5 1/8s, 1/1/37	A–	1,000,000	718,970

Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Montenay Resource Recvy.), Ser. A, MBIA,
5 1/4s, 11/1/14	AA	2,175,000	2,363,268

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	1,250,000	941,413

Nazareth, Area School Dist. G.O. Bonds, Ser. A,
FSA, 5s, 2/15/28 (Prerefunded)	Aa3	1,525,000	1,694,611

New Morgan, Indl. Dev. Auth. Solid Waste Disp.
Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BB–	450,000	353,079

New Wilmington, Muni. Auth. Rev. Bonds
(Westminster College), Ser. GG4, Radian Insd.,
5 1/8s, 5/1/33	BBB+	1,000,000	817,310

Northampton Cnty., Hosp. Auth. Rev. Bonds (Saint
Lukes Hosp.), Ser. A, 5 1/2s, 8/15/40	Baa1	1,000,000	684,070

Northeastern York, School Dist. G.O. Bonds,
XLCA, 5s, 3/1/21	A+	1,035,000	1,025,582

PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak),
Ser. A , 6 1/4s, 11/1/31	A2	1,000,000	819,470

PA Econ. Dev. Fin. Auth. Solid Waste Disp. Rev.
Bonds (Procter & Gamble Paper), 5 3/8s, 3/1/31	Aa3	1,000,000	843,090

PA Fin., Auth. Rev. Bonds (Penn Hills), Ser. B,
AMBAC, zero %, 12/1/27	A	1,000,000	313,170

PA Hsg. Fin. Agcy. Rev. Bonds
Ser. 103C, 5.2s, 10/1/28	AA+	1,000,000	867,840
(Single Fam. Mtge.), Ser. 88A, 3.9s, 10/1/12	AA+	810,000	758,063
(Single Fam. Mtge.), Ser. 88A, 3.9s, 4/1/12	AA+	790,000	744,449

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A,
6.6s, 1/1/19	B–	$600,000	$515,070

PA State Higher Edl. Fac. Auth. G.O. Bonds
(Allegheny), Ser. B, 6 1/8s, 11/1/13	A–	85,000	85,166

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U.), 5 7/8s, 7/1/38	Baa3	1,000,000	743,570
(Drexel U.), 5 1/2s, 5/1/12	A+	2,000,000	2,131,480
(Widener U.), 5 1/4s, 7/15/24	BBB+	1,000,000	812,350
(Assn. Indpt. Colleges & U. — Gwynedd Mercy),
Ser. GG5, Radian Insd., 5 1/8s, 5/1/32	A3	1,020,000	839,317
(Philadelphia U.), 5s, 6/1/30	Baa2	200,000	139,834
(Assn. Indpt. Colleges U. Fin.), MBIA, FGIC,
5s, 11/1/24	AA	1,250,000	1,144,030
(Philadelphia U.), 5s, 6/1/22	Baa2	330,000	260,964

PA State Indl. Dev. Auth. Rev. Bonds, 5 1/2s, 7/1/23	A3	2,000,000	1,943,320

PA State Pub. School Bldg. Auth. Rev. Bonds
(Philadelphia School Dist.), FSA, 5 1/4s, 6/1/25
(Prerefunded)	AAA	3,000,000	3,331,140
(Career Inst. of Tech.), MBIA, FGIC, 5s, 11/15/28	A1	1,000,000	925,350
(Northhampton Cnty.), Ser. B, AMBAC, 5s, 9/1/24	A	3,280,000	3,192,621
(School Dist. Philadelphia), Ser. B, FSA,
4 3/4s, 6/1/30	AAA	2,000,000	1,707,440

PA State Tpk. Comm. Rev. Bonds, Ser. A, AMBAC,
5s, 12/1/34	Aa3	2,055,000	1,815,942

PA State U. Rev. Bonds
5s, 9/1/29	Aa2	1,400,000	1,345,708
5s, 9/1/24	Aa2	2,000,000	1,995,520

Pennsbury, School Dist. G.O. Bonds, FSA, 5s, 8/1/25	Aa3	2,000,000	1,957,820

Philadelphia, G.O. Bonds
Ser. A, FSA, 5 1/4s, 12/15/26	AAA	1,250,000	1,167,338
CIFG, 5s, 8/1/23	Baa1	1,980,000	1,778,258

Philadelphia, Auth. for Indl. Dev. Rev. Bonds, Ser. B,
FSA, 5 1/4s, 10/1/11 (Prerefunded)	AAA	1,690,000	1,831,960

Philadelphia, Auth. for Indl. Dev. VRDN (Fox Chase
Cancer Ctr.), Ser. A, 0.70s, 7/1/31	VMIG1	890,000	890,000

Philadelphia, Gas Wks. Rev. Bonds, Ser. A-1, FSA,
5s, 9/1/26	AAA	2,000,000	1,857,820

Philadelphia, Hosp. & Higher Ed. Fac. Auth.
Rev. Bonds
(Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
7/1/18 (In default) †	D/P	2,409,932	723
(Graduate Hlth. Syst. Oblig. Group), 6 5/8s,
7/1/21 (In default) †	D/P	712,148	214
(Jeanes Hlth. Syst.), 6.6s, 7/1/10 (Prerefunded)	Aaa	603,554	629,688
(Cmnty. College of Philadelphia), AMBAC, 5 1/2s,
5/1/18 (Prerefunded)	A	1,585,000	1,730,741
(Children’s Hosp. of Philadelphia), Ser. A,
4 1/2s, 7/1/33	Aa2	1,500,000	1,129,215

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Philadelphia, School Dist. G.O. Bonds
Ser. C, MBIA, 5 3/4s, 3/1/29 (Prerefunded)	Aaa	$4,750,000	$4,986,978
Ser. B, FGIC, 5 5/8s, 8/1/21 (Prerefunded)	Aa3	3,000,000	3,319,290
Ser. A, AMBAC, 5s, 8/1/22	Aa3	1,000,000	971,970

Pocono Mountain, School Dist. G.O. Bonds, Ser. C,
FSA, 5s, 9/1/34	Aa3	2,000,000	1,803,180

Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie
Hlth.), Ser. A
5 7/8s, 12/1/31 (Prerefunded)	A	1,935,000	2,147,966
5 7/8s, 12/1/31	A	565,000	481,278

Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	1,500,000	1,676,745

Snyder Cnty., Higher Ed. Auth. Rev. Bonds
(Susquehanna U.), 5s, 1/1/38	A2	1,000,000	834,030

State Pub. School Bldg. Auth. Rev. Bonds
(Richland School Dist.), FGIC, 5s, 11/15/29
(Prerefunded)	A	5,000,000	5,506,800
(Delaware Cnty. Cmnty. College), FSA,
5s, 10/1/27	Aa3	1,250,000	1,177,188

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	575,000	429,048

Upper Moreland Twp., School Dist. G.O. Bonds,
AGO, 5s, 9/1/28	Aa2	1,635,000	1,536,475

Washington Cnty., Hosp. Auth. Rev. Bonds
(WA Hosp.), AMBAC, 5 1/2s, 7/1/17	A	1,200,000	1,167,300

Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
7 3/4s, 1/1/29	B/P	275,000	283,049

West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27 (Prerefunded)	BBB+	1,500,000	1,663,095

West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	500,000	395,370

Wilkes-Barre, Fin. Auth. (Wilkes U.), 5s, 3/1/22	BBB	625,000	495,613

York Cnty., Indl. Dev. Auth. Rev. Bonds (PSEG
Power, LLC), Ser. A, 5 1/2s, 9/1/20	Baa1	750,000	625,943

			135,954,351
Puerto Rico (9.5%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 3/8s, 5/15/33	BBB	1,585,000	1,153,420

Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), MBIA,
5 3/4s, 7/1/26 (Prerefunded)	AA	2,500,000	2,645,650

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/44	Baa3	2,250,000	1,961,978

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. WW, 5 1/4s, 7/1/25	A3	670,000	574,116
Ser. KK, 5s, 7/1/10	A3	500,000	509,165

Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds,
Ser. B, 5s, 12/1/15	BBB	750,000	723,900

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Hsg. Fin. Corp. Rev. Bonds,
Ser. B, GNMA Coll., FNMA Coll., FHLMC Coll.,
4.45s, 6/1/27	Aaa	$695,000	$695,000

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,500,000	1,354,395

Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds,
Ser. A, 5s, 8/1/11	Baa3	750,000	759,638

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/27	Baa3	1,500,000	1,280,685
Ser. I, Cmnwlth. of PR Gtd., 5 1/4s, 7/1/29
(Prerefunded)	Baa3	815,000	901,023
Ser. I, Cmnwlth. of PR Gtd., 5 1/4s, 7/1/29	Baa3	685,000	567,159
Ser. F, CIFG, Cmnwlth. of PR Gtd., 5s, 7/1/15	Baa3	1,505,000	1,465,464

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, MBIA, zero %, 8/1/43	AA	1,000,000	85,320

			14,676,913

TOTAL INVESTMENTS

Total investments (cost $162,228,364)			$151,448,330

* Percentages indicated are based on net assets of $154,815,234.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at November 30, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at November 30, 2008 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2008.

At November 30, 2008, liquid assets totaling $201,954 have been designated as collateral for open swap contracts.

The rates shown on VRDN’s and FRN’s are the current interest rates at November 30, 2008.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at November 30, 2008 (as a percentage of net assets):

Local government	24.8%
Education	16.7
Health care	15.1
State government	13.7
Utilities	10.8

The fund had the following insurance concentrations greater than 10% at November 30, 2008 (as a percentage of net assets):

FSA	18.0%
MBIA	12.2

FUTURES CONTRACTS OUTSTANDING at 11/30/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	28	$3,387,125	Mar-09	$(138,536)

Total				$(138,536)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/08 (Unaudited)

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	depreciation

Citibank, N.A.
$1,166,679	12/15/08	—	4.16% minus	$(80,003)
			Municipal Market
			Data Index AAA
			municipal yields
			15 Year rate

1,166,679	12/19/08	—	4.31% minus	(58,824)
			Municipal Market
			Data Index AAA
			municipal yields
			15 Year rate

1,170,000	12/22/08	—	5.05% minus	(4,663)
			Municipal Market
			Data Index AAA
			municipal yields
			20 Year rate

Goldman Sachs International
$1,149,730 F	12/22/08	—	4.70% minus	$(58,464)
			Municipal Market
			Data Index AAA
			municipal yields
			20 Year rate

Total				$(201,954)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2008:

Valuation inputs	Investments in securities	Other financial instruments*

Level 1	$—	$(138,536)

Level 2	151,448,330	(201,954)

Level 3	—	—

Total	$151,448,330	$(340,490)

* Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $162,228,364)	$151,448,330

Cash	454,176

Interest and other receivables	2,524,542

Receivable for shares of the fund sold	1,093,608

Receivable for securities sold	255,000

Receivable from Manager (Note 2)	538

Total assets	155,776,194

LIABILITIES

Payable for variation margin (Note 1)	16,625

Distributions payable to shareholders	208,223

Payable for shares of the fund repurchased	166,486

Payable for compensation of Manager (Note 2)	182,288

Payable for investor servicing fees (Note 2)	9,209

Payable for Trustee compensation and expenses (Note 2)	60,468

Payable for administrative services (Note 2)	1,532

Payable for distribution fees (Note 2)	63,001

Unrealized depreciation on swap contracts (Note 1)	201,954

Other accrued expenses	51,174

Total liabilities	960,960

Net assets	$154,815,234

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$168,690,234

Undistributed net investment income (Note 1)	13,653

Accumulated net realized loss on investments (Note 1)	(2,768,129)

Net unrealized depreciation of investments	(11,120,524)

Total — Representing net assets applicable to capital shares outstanding	$154,815,234

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($133,723,463 divided by 16,230,418 shares)	$8.24

Offering price per class A share (100/96.00 of $8.24)*	$8.58

Net asset value and offering price per class B share ($14,558,110 divided by 1,768,779 shares)**	$8.23

Net asset value and offering price per class C share ($4,170,349 divided by 506,366 shares)**	$8.24

Net asset value and redemption price per class M share ($2,194,110 divided by 266,139 shares)	$8.24

Offering price per class M share (100/96.75 of $8.24)***	$8.52

Net asset value, offering price and redemption price per class Y share
($169,202 divided by 20,528 shares)	$8.24

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/08 (Unaudited)

INTEREST INCOME	$4,063,722

EXPENSES

Compensation of Manager (Note 2)	407,739

Investor servicing fees (Note 2)	58,755

Custodian fees (Note 2)	4,277

Trustee compensation and expenses (Note 2)	13,528

Administrative services (Note 2)	8,953

Distribution fees — Class A (Note 2)	152,000

Distribution fees — Class B (Note 2)	69,978

Distribution fees — Class C (Note 2)	15,362

Distribution fees — Class M (Note 2)	5,639

Other	62,883

Fees waived and reimbursed by Manager (Note 2)	(16,487)

Total expenses	782,627
Expense reduction (Note 2)	(7,725)

Net expenses	774,902

Net investment income	3,288,820

Net realized loss on investments (Notes 1 and 3)	(552,296)

Net realized gain on swap contracts (Note 1)	23,730

Net realized loss on futures contracts (Note 1)	(281,167)

Net unrealized depreciation of investments, futures contracts
and swap contracts during the period	(13,571,162)

Net loss on investments	(14,380,895)

Net decrease in net assets resulting from operations	$(11,092,075)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/08*	Year ended 5/31/08

Operations:
Net investment income	$3,288,820	$6,211,226

Net realized gain (loss) on investments	(809,733)	83,128

Net unrealized depreciation of investments	(13,571,162)	(553,009)

Net increase (decrease) in net assets resulting from operations	(11,092,075)	5,741,345

Distributions to shareholders (Note 1):
From tax-exempt net investment income
Class A	(2,942,444)	(5,408,636)

Class B	(291,920)	(656,106)

Class C	(51,546)	(33,835)

Class M	(43,948)	(81,648)

Class Y	(2,199)	(175)

Redemption fees (Note 1)	1	—

Increase from capital share transactions (Note 4)	3,480,072	3,024,496

Total increase (decrease) in net assets	(10,944,059)	2,585,441

NET ASSETS

Beginning of period	165,759,293	163,173,852

End of period (including undistributed net investment income
of $13,653 and $56,890, respectively)	$154,815,234	$165,759,293

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized								Ratio	investment
	Net asset value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net investment	Total	Redemption	value, end of	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A
November 30, 2008 **	$9.00	.18 [c]	(.76)	(.58)	(.18)	(.18)	— [d]	$8.24	(6.48) *	$133,723	.44 *[c]	2.06 *[c]	8.02 *
May 31, 2008	9.03	.36 [c]	(.03)	.33	(.36)	(.36)	—	9.00	3.69	143,667	.89 [c]	3.97 [c]	29.14
May 31, 2007	9.01	.35 [c]	.02	.37	(.35)	(.35)	—	9.03	4.15	137,594	.91 [c]	3.84 [c]	15.00
May 31, 2006	9.22	.35	(.22)	.13	(.34)	(.34)	— [d]	9.01	1.49	143,442.87		3.81	7.51
May 31, 2005	8.88	.37 [c]	.33	.70	(.36)	(.36)	— [d]	9.22	8.01	150,997	.90 [c]	4.04 [c]	16.25
May 31, 2004	9.27	.37 [c]	(.39)	(.02)	(.37)	(.37)	—	8.88	(.21)	152,997	.89 [c]	4.08 [c]	17.09

Class B
November 30, 2008 **	$8.99	.15 [c]	(.76)	(.61)	(.15)	(.15)	— [d]	$8.23	(6.80) *	$14,558	.76 *[c]	1.74 *[c]	8.02 *
May 31, 2008	9.02	.30 [c]	(.03)	.27	(.30)	(.30)	—	8.99	3.02	17,776	1.53 [c]	3.32 [c]	29.14
May 31, 2007	9.00	.29 [c]	.02	.31	(.29)	(.29)	—	9.02	3.49	22,889	1.55 [c]	3.19 [c]	15.00
May 31, 2006	9.21	.29	(.21)	.08	(.29)	(.29)	— [d]	9.00	.84	30,224	1.52	3.15	7.51
May 31, 2005	8.87	.31 [c]	.33	.64	(.30)	(.30)	— [d]	9.21	7.29	41,114	1.55 [c]	3.40 [c]	16.25
May 31, 2004	9.26	.31 [c]	(.39)	(.08)	(.31)	(.31)	—	8.87	(.87)	50,613	1.54 [c]	3.43 [c]	17.09

Class C
November 30, 2008 **	$9.00	.14 [c]	(.75)	(.61)	(.15)	(.15)	— [d]	$8.24	(6.86) *	$4,170	.83 *[c]	1.69 *[c]	8.02 *
May 31, 2008	9.02	.29 [c]	(.03)	.26	(.28)	(.28)	—	9.00	3.01	2,049	1.68 [c]	3.20 [c]	29.14
May 31, 2007 †	9.12	.19 [c]	(.10)	.09	(.19)	(.19)	—	9.02	.92 *	340	1.12 *[c]	2.06 *[c]	15.00

Class M
November 30, 2008 **	$9.01	.17 [c]	(.77)	(.60)	(.17)	(.17)	— [d]	$8.24	(6.73) *	$2,194	.58 *[c]	1.92 *[c]	8.02 *
May 31, 2008	9.03	.33 [c]	(.02)	.31	(.33)	(.33)	—	9.01	3.50	2,257	1.18 [c]	3.67 [c]	29.14
May 31, 2007	9.02	.32 [c]	.01	.33	(.32)	(.32)	—	9.03	3.73	2,350	1.20 [c]	3.55 [c]	15.00
May 31, 2006	9.23	.32	(.21)	.11	(.32)	(.32)	— [d]	9.02	1.21	2,274	1.17	3.51	7.51
May 31, 2005	8.89	.34 [c]	.33	.67	(.33)	(.33)	— [d]	9.23	7.68	2,269	1.20 [c]	3.75 [c]	16.25
May 31, 2004	9.28	.34 [c]	(.39)	(.05)	(.34)	(.34)	—	8.89	(.52)	2,220	1.19 [c]	3.77 [c]	17.09

Class Y
November 30, 2008 **	$9.00	.19 [c]	(.76)	(.57)	(.19)	(.19)	— [d]	$8.24	(6.39) *	$169	.33 *[c]	2.25 *[c]	8.02 *
May 31, 2008 ††	9.03	.16 [c]	(.03)	.13	(.16)	(.16)	—	9.00	1.44 *	10	.28 *[c]	1.75 *[c]	29.14

* Not annualized.

**Unaudited.

† For the period October 3, 2006 (commencement of operations) to May 31, 2007.

†† For the period January 2, 2008 (commencement of operations) to May 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2008	0.01%

May 31, 2008	0.01

May 31, 2007	<0.01

May 31, 2005	0.01

May 31, 2004	0.01

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 11/30/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, LLC, (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Pennsylvania tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Pennsylvania.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities.When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2008, the fund had a capital loss carryover of $1,389,633 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,099,059	May 31, 2009

290,574	May 31, 2012

The aggregate identified cost on a tax basis is $162,180,864, resulting in gross unrealized appreciation and depreciation of $4,298,392 and $15,030,926, respectively, or net unrealized depreciation of $10,732,534.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended November 30, 2008, Putnam Management waived $16,487 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2008. Subsequent to December 31, 2008, these services were provided by Putnam Investor Services, Inc., another affiliate of Putnam Management. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended November 30, 2008, the fund incurred $58,755 for investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended November 30, 2008, the fund’s expenses were reduced by $7,725 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $321, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended November 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $30,749 and $117 from the sale of class A and class M shares, respectively, and received $5,824 and $526 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $12,495,501 and $12,762,163, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/08		Year ended 5/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	1,397,468	$12,180,855	2,423,396	$21,833,258

Shares issued in connection with	219,304	1,883,515	385,468	3,459,439
reinvestment of distributions

	1,616,772	14,064,370	2,808,864	25,292,697

Shares repurchased	(1,342,167)	(11,530,836)	(2,096,014)	(18,844,465)

Net increase	274,605	$2,533,534	712,850	$6,448,232

	Six months ended 11/30/08		Year ended 5/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	108,261	$937,609	91,275	$820,461

Shares issued in connection with	20,332	174,512	44,623	400,088
reinvestment of distributions

	128,593	1,112,121	135,898	1,220,549

Shares repurchased	(336,064)	(2,874,326)	(697,934)	(6,279,800)

Net decrease	(207,471)	$(1,762,205)	(562,036)	$(5,059,251)

	Six months ended 11/30/08		Year ended 5/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	304,043	$2,612,657	213,744	$1,926,767

Shares issued in connection with	3,983	33,894	1,915	17,170
reinvestment of distributions

	308,026	2,646,551	215,659	1,943,937

Shares repurchased	(29,420)	(243,541)	(25,628)	(229,945)

Net increase	278,606	$2,403,010	190,031	$1,713,992

	Six months ended 11/30/08		Year ended 5/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	13,749	$117,773	30,715	$276,194

Shares issued in connection with	4,262	36,599	7,454	66,949
reinvestment of distributions

	18,011	154,372	38,169	343,143

Shares repurchased	(2,338)	(19,020)	(47,869)	(431,793)

Net increase (decrease)	15,673	$135,352	(9,700)	$(88,650)

			For the period 1/2/08
	Six months ended 11/30/08		(commencement of operations)
			to 5/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	36,154	$310,425	1,108	$9,998

Shares issued in connection with	262	2,199	19	175
reinvestment of distributions

	36,416	312,624	1,127	10,173

Shares repurchased	(17,015)	(142,243)	—	—

Net increase	19,401	$170,381	1,127	$10,173

At November 30, 2008, Putnam Investments, LLC owned 1,152 class Y shares of the fund (5.6% of class Y shares outstanding), valued at $9,492.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
Legal Counsel	Steven D. Krichmar	Assistant Treasurer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Wanda M. McManus
Trustees		Vice President, Senior Associate
John A. Hill, Chairman	Janet C. Smith	Treasurer and Assistant Clerk
Jameson A. Baxter,	Vice President, Principal
Vice Chairman	Accounting Officer and	Nancy E. Florek
Charles B. Curtis	Assistant Treasurer	Vice President, Assistant Clerk,
Robert J. Darretta		Assistant Treasurer and
Myra R. Drucker	Susan G. Malloy	Proxy Manager
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan
Kenneth R. Leibler	Beth S. Mazor
Robert E. Patterson	Vice President
George Putnam, III
Robert L. Reynolds	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA054 254566 1/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Pennsylvania Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 28, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2009